UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05037

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
 Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2015

Item 1. Report to Stockholders.

TCM SMALL-MID CAP GROWTH FUND

ANNUAL REPORT

TCM Small-Mid Cap Growth Fund

September 30, 2015

TCM Small-Mid Cap Growth Fund

November 16, 2015

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small-Mid Cap Growth Fund (the “Fund”). This is the annual report to shareholders of the Fund, covering the fiscal year ended September 30, 2015.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of the Fund and a Report of Independent Registered Public Accounting Firm.

As the Advisor to the Fund, we have recommended, and the Board of Trustees of the Fund has approved, the liquidation and termination of the Fund effective at the end of November 2015.  The reason for this decision is that the current size of the Fund ($2.0 million as of September 30, 2015) is too small to maintain a competitive and justifiable annual expense ratio, which we as the Advisor have capped since inception of the Fund at 0.95%.  This report will be the Fund’s final annual report to shareholders.

The end of the Fund’s fiscal year came during the seventh year of an equity bull market that began in March 2009.  The performance of the equity markets for the one year ended September 30, 2015 was led by small cap growth as measured by the Russell 2000® Growth Index return of 4.04% for the period versus for the S&P 500® Index return of - 0.61%.  The return for that period by the Fund’s benchmark, the Russell 2500™ Growth Index, was 3.35%. As seen from the quarterly returns in the chart below, prior to the third quarter 2015, the returns for smaller cap stocks were relatively stable and positive. The returns during that period were driven by positive economic trends in the U.S., a stronger dollar (helping companies that derive most of their revenue from domestic as opposed to foreign sales), a significant drop in commodity prices (oil dropped in the fourth quarter 2014 from $90 to $53 a barrel), and continued loose monetary policy by the Federal Reserve Bank keeping interest rates low. The outperformance of small-mid cap stocks over larger cap stocks ended in the tumultuous and volatile third quarter of 2015, when larger cap stocks did better as investors fretted over the Fed’s next move, real slowdowns in China and other emerging markets, and the rising risk of global deflation.

Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2015 for the Fund and the Russell 2500™ Growth Index, the Fund’s benchmark, were:

	SMID Cap Fund	Russell 2500™ Growth
4th Quarter 2014	7.72%	7.49%
1st Quarter 2015	6.69%	7.44%
2nd Quarter 2015	3.31%	0.61%
3rd Quarter 2015	-12.13%	-11.05%
1 Year Ended 9/30/15	4.33%	3.35%

Longer term performance for the Fund is set forth in the chart and table that follows this narrative.

Performance Attribution – Year in Review. Below is a summary performance attribution for each of the past four quarters.

Fourth Quarter 2014.  The fourth quarter of 2014 started off with a continuation of the September 2014 market selloff, until bottoming in mid-October, at which point the Russell 2000® Growth Index was down almost 10% for the year. A very strong rally ensued as investors shrugged off concerns about weak foreign economies, unsettling global events, and falling oil prices and reacted positively to Federal Reserve statements about being “patient” in raising rates. The Fund did well over this period, notwithstanding the high correlations in stock returns during the rally, adding to its year- to-date lead over the benchmark.  The slight outperformance relative to the benchmark for the quarter was driven by the positive effect of our underweight to the energy sector and by stock selection in the technology sector, offset by a difficult earnings season for some of our positions.

First Quarter 2015. For the second quarter in a row, smaller cap stocks outperformed large cap stocks as measured by a return of 0.95% for the S&P 500® Index. Many active managers lagged the Russell 2500™ Growth Index due in large part to very strong returns by many biotech and pharmaceutical stocks, industries with significant weightings in the benchmark.  The Fund had positive stock selection in the industrials, materials, financials and consumer discretionary sectors but underperformed the healthcare sector because of a significant underweight to biotech stocks, an underweight driven by our investment bias for high quality companies with earnings. The effect of our sector weights was positive due to the impact of an underweight to materials and financials and an overweight to healthcare, offset by the impact of residual cash held during a strong quarter.

Second Quarter 2015.  While in positive territory, small-mid cap stocks were not as strong in the second quarter as the small cap universe. Many of the same factors, however, that drove the performance of small cap indices also impacted the performance of the Russell 2500™ Growth Index. The top economic sectors contributing to that benchmark’s performance were healthcare and technology. All other sectors were negative contributors.  As with small cap, the contribution at the industry level was very concentrated with most of the contribution by the top performing healthcare sector coming from the biopharma industry.  Furthermore, companies with negative earnings (half or more of which are biopharma companies) also outperformed, adding to the difficulties for active investment managers.

The Fund, however, outperformed the benchmark during the quarter (3.31% v. 0.61%) based on positive stock selection in technology, industrials, financials, and consumer discretionary.  In addition, despite our underweight to biotechnology companies, we kept up with the performance of benchmark’s healthcare sector due to strong stock selection in quality pharmaceutical companies.  The contribution of our sector weights to relative performance was positive based on the effects of our underweight to energy, materials, and financials and an overweight to healthcare and technology.

Third Quarter 2015. As mentioned above, turmoil and volatility returned to the equity markets in full force in the most recent quarter.  With a Russell 2500™ Growth Index return of -11.05%, all economic sectors were in negative territory, with energy (-27%), healthcare (-16%) and materials (-13%) bringing up the rear.  Significant sectors that outperformed the overall benchmark included financials (-5%), technology (-10%) and consumer discretionary (-9%).  The performance of the healthcare sector was dominated by the steep negative returns in the biopharma industry. Higher quality companies, as measured by earnings and return on equity metrics, outperformed the non-earners, hurting the returns of lower quality or more speculative industries such as biopharma. This result was a reversal from the prior quarter.

The Fund underperformed the benchmark based on relative stock selection as our positive selection in industrials, materials, and healthcare was more than offset by negative selection in technology, consumer discretionary and financials. The effect of our sector weights was also negative, with the positive effect of our underweight to energy and materials and overweight to industrials being offset by the effects of our overweight to healthcare and underweight to technology and financials.  Any cash helped in such a strongly down equity market.

Top and Bottom Contributing Stocks.  The top and bottom five stocks contributing to absolute performance for the 2015 fiscal year were:

Top Five	Average Weight (%)	Contribution to Returns (%)
Life Time Fitness (athletic and fitness centers)	0.92	0.68
Integrated Device Technology (mixed signal semiconductors)	1.56	0.67
Skyworks Solutions (semiconductors)	0.99	0.64
Tableau Software (business analytics software)	1.10	0.64
MEDNAX (pediatric subspecialty physician services)	1.76	0.55

Bottom Five	Average Weight (%)	Contribution to Returns (%)
Salix Pharmaceuticals (specialty gastroenterology pharmaceuticals)	0.13	-0.59
Chuy’s Holdings (full service Mexican restaurants)	0.21	-0.54
Black Diamond (outdoor performance equipment and apparel)	0.78	-0.53
Horizon Pharma (arthritis and pain pharmaceuticals)	0.68	-0.41
H&E Equipment Services (industrial equipment services)	0.32	-0.37

We again thank you for your past support and investment in the Fund. Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Mutual fund investing involves risk, principal loss is possible. The Fund invests in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of Fund holdings.

The Russell 2000® Index is an unmanaged index that serves as a benchmark for small-cap stocks by measuring the performance of approximately 2,000 small-cap companies. The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The Russell 2500™ Index is an unmanaged index that serves as a benchmark for small-cap stocks by measuring the performance of approximately 2,500 small-cap companies. The Russell 2500™ Growth Index is an unmanaged index representing those Russell 2500™ Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index. The return on equity ratio or ROE is a profitability ratio  that measures the ability of a firm to generate profits from its shareholders’ investments in the company.

Quasar Distributors, LLC, Distributor (11/15)

Earnings growth is not a measure of the Fund’s future performance.

VALUE OF $100,000 VS RUSSELL 2500™ GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2015

	One	Three	Five	Since Inception
	Year	Year	Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	4.33%	14.10%	12.41%	4.56%
Russell 2500™ Growth Index	3.35%	13.79%	13.93%	6.95%
Lipper Small Cap Growth Average	2.77%	11.26%	12.33%	5.58%

This chart illustrates the performance of a hypothetical $100,000 investment made on June 29, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

FUND INFORMATION at September 30, 2015

Basic Fund Facts

Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$2 million
Total Operating Expenses*	0.95%

* Expense Ratio as of most recent prospectus dated January 30, 2015.

Top Ten Holdings (% of net assets)

Waste Connections, Inc.	2.8%	WellCare Health Plans, Inc.	2.0%
VCA, Inc.	2.4%	AmSurg Corp.	2.0%
MEDNAX, Inc.	2.4%	Tower Semiconductor Ltd.	1.9%
Alere, Inc.	2.2%	Casey’s General Stores, Inc.	1.9%
Take-Two Interactive Software, Inc.	2.1%	GameStop Corp.	1.8%

Sector Allocation (% of net assets)

** Cash equivalents and liabilities less other assets.

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares		Value
COMMON STOCKS - 94.9%

Aerospace & Defense - 0.7%
305	HEICO Corp.	$14,908

Auto Components - 1.0%
640	Motorcar Parts of America, Inc. *	20,058

Banks - 1.3%
755	Webster Financial Corp.	26,901

Biotechnology - 1.8%
449	Cepheid *	20,295
256	Medivation, Inc. *	10,880
138	NewLink Genetics Corp. *	4,946
		36,121
Building Products - 3.8%
799	Apogee Enterprises, Inc.	35,675
248	Patrick Industries, Inc. *	9,794
886	PGT, Inc. *	10,880
599	Trex Co., Inc. *	19,965
		76,314
Capital Markets - 1.3%
151	Affiliated Managers Group, Inc. *	25,820

Commercial Services & Supplies - 8.8%
324	G&K Services, Inc.	21,585
924	Healthcare Services Group, Inc.	31,139
1,250	Knoll, Inc.	27,475
1,254	Steelcase, Inc.	23,086
357	US Ecology, Inc.	15,583
1,169	Waste Connections, Inc.	56,790
		175,658
Communications Equipment - 2.3%
1,400	Ciena Corp. *	29,008
103	Palo Alto Networks, Inc. *	17,716
		46,724
Construction & Engineering - 4.3%
467	Dycom Industries, Inc. *	33,792
731	EMCOR Group, Inc.	32,347
1,234	MasTec, Inc. *	19,534
		85,673
Construction Materials - 1.7%
1,800	Headwaters, Inc. *	33,840

Containers & Packaging - 1.8%
540	AptarGroup, Inc.	35,618

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at September 30, 2015 (Continued)

Shares		Value
Distributors - 1.6%
1,092	LKQ Corp. *	$30,969

Diversified Consumer Services - 1.0%
534	2U, Inc. *	19,171

Diversified Telecommunication Services - 0.7%
574	Zayo Group Holdings, Inc. *	14,557

Electrical Equipment - 1.1%
124	Acuity Brands, Inc.	21,772

Food & Staples Retailing - 1.9%
360	Casey’s General Stores, Inc.	37,051

Food Products - 0.1%
232	Freshpet, Inc. *	2,436

Health Care Equipment & Supplies - 4.5%
930	Alere, Inc. *	44,779
747	K2M Group Holdings, Inc. *	13,894
584	LDR Holding Corp. *	20,166
966	Trinity Biotech Plc - ADR	11,051
		89,890
Health Care Providers & Services - 14.9%
507	AmSurg Corp. *	39,399
58	Athenahealth, Inc. *	7,734
775	Brookdale Senior Living, Inc. *	17,794
541	Centene Corp. *	29,339
440	Envision Healthcare Holdings, Inc. *	16,188
1,032	ExamWorks Group, Inc. *	30,176
156	Henry Schein, Inc. *	20,704
628	MEDNAX, Inc. *	48,224
916	VCA, Inc. *	48,227
474	WellCare Health Plans, Inc. *	40,849
		298,634
Health Care Technology - 1.9%
445	Imprivata, Inc. *	7,907
1,292	Veeva Systems, Inc. *	30,246
		38,153
Hotels, Restaurants & Leisure - 3.8%
644	BJ’s Restaurants, Inc. *	27,711
1,209	La Quinta Holdings, Inc. *	19,078
415	Papa John’s International, Inc.	28,419
76	Potbelly Corp. *	837
		76,045
Internet Software & Services - 3.1%
694	Cornerstone OnDemand, Inc. *	22,902
139	CoStar Group, Inc. *	24,055
550	Marketo, Inc. *	15,631
		62,588

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at September 30, 2015 (Continued)

Shares		Value
IT Services - 3.2%
208	CACI International, Inc. *	$15,386
809	Cardtronics, Inc. *	26,454
498	Syntel, Inc. *	22,564
		64,404
Leisure Products - 1.3%
4,268	Black Diamond, Inc. *	26,803

Life Sciences Tools & Services - 1.7%
315	ICON Plc *	22,356
316	PRA Health Sciences, Inc. *	12,270
		34,626
Machinery - 1.3%
238	Middleby Corp. *	25,035

Office Electronics - 0.9%
223	Zebra Technologies Corp. *	17,071

Pharmaceuticals - 1.6%
979	Horizon Pharma Plc *	19,404
364	Impax Laboratories, Inc. *	12,816
		32,220
Professional Services - 4.0%
600	The Advisory Board Co. *	27,324
232	CEB, Inc.	15,855
986	On Assignment, Inc. *	36,383
		79,562
Road & Rail - 0.4%
505	Swift Transportation Co. *	7,585

Semiconductors & Semiconductor Equipment - 5.4%
255	Cavium, Inc. *	15,649
3,187	FormFactor, Inc. *	21,608
1,348	Inphi Corp. *	32,406
3,015	Tower Semiconductor Ltd. *	38,803
		108,466
Software - 7.1%
744	Fortinet, Inc. *	31,605
327	Manhattan Associates, Inc. *	20,372
1,223	RealPage, Inc. *	20,326
247	Solera Holdings, Inc.	13,338
1,491	Take-Two Interactive Software, Inc. *	42,837
338	Verint Systems, Inc. *	14,585
		143,063
Specialty Retail - 3.7%
521	Cabela’s, Inc. *	23,758
94	Finish Line, Inc.	1,814
891	GameStop Corp.	36,718
838	Marinemax, Inc. *	11,841
		74,131

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at September 30, 2015 (Continued)

Shares		Value
Textiles, Apparel & Luxury Goods - 0.9%
321	Deckers Outdoor Corp. *	$18,637

TOTAL COMMON STOCKS
(Cost $1,677,567)		1,900,504

EXCHANGE-TRADED FUNDS: 1.7%
162	SPDR Series Trust S&P Biotech	10,085
552	SPDR Series Trust S&P Regional Banking	22,731

TOTAL EXCHANGE-TRADED FUNDS
(Cost $32,255)		32,816

SHORT-TERM INVESTMENTS - 5.3%
Money Market Funds - 5.3%
99,083	SEI Daily Income Trust Government Fund - Class A, 0.010% (1)	99,083
6,448	SEI Daily Income Trust Treasury Fund - Class A, 0.010% (1)	6,448
		105,531
TOTAL SHORT-TERM INVESTMENTS
(Cost $105,531)		105,531

TOTAL INVESTMENTS IN SECURITIES - 101.9%
(Cost $1,815,353)		2,038,851
Liabilities in Excess of Other Assets - (1.9)%		(36,945)
TOTAL NET ASSETS - 100.0%		$2,001,906

*	Non-income producing security.
ADR	American Depositary Receipt
(1)	Seven-day yield as of September 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2015 (Unaudited)

As a shareholder of the TCM Small-Mid Cap Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/15 - 9/30/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which  the  Fund  invests  in  addition  to  the  expenses  of  the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is  not  limited  to, investment advisory fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and  other  extraordinary  expenses  as  determined  under  generally  accepted  accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM SMALL-MID CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2015 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/2015	9/30/15	4/1/15 - 9/30/15*

Actual	$1,000.00	$907.80	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect one-half year period).

TCM SMALL-MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2015

TCM Small-Mid
Cap Growth
ASSETS
Investments in securities, at value (cost $1,815,353) (Note 2)	$2,038,851
Receivables:
Investment securities sold	14,618
Dividends and interest	1
Due from advisor, net	12,085
Prepaid expenses	11,205
Total assets	2,076,760

LIABILITIES
Payables:
Investment securities purchased	28,360
Administration fees	10,161
Fund accounting fees	5,714
Custody fees	1,404
Transfer agent fees	2,273
Trustee fees	1,859
Chief Compliance Officer fees	1,146
Other accrued expenses	23,937
Total liabilities	74,854
NET ASSETS	$2,001,906

Net Asset Value (unlimited shares authorized):
Net assets	$2,001,906
Shares of beneficial interest issued and outstanding	148,246
Net asset value, offering and redemption price per share	$13.50

COMPONENTS OF NET ASSETS
Paid-in capital	$1,569,492
Undistributed net realized gain on investments	208,916
Net unrealized appreciation of investments	223,498
Net assets	$2,001,906

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2015

TCM Small-Mid
Cap Growth
INVESTMENT INCOME
Income
Dividends	$213,496
Interest	231
Total investment income	213,727

EXPENSES (Note 3)
Investment advisory fees	370,699
Administration fees	65,718
Fund accounting fees	37,719
Registration fees	28,621
Audit fees	21,330
Custody fees	16,614
Transfer agent fees	14,576
Trustees fees	8,000
Chief Compliance Officer fees	7,468
Miscellaneous expenses	5,782
Reports to Shareholders	4,061
Legal fees	3,442
Insurance expenses	2,245
Total expenses	586,275
Less: fees waived	(146,071)
Net expenses	440,204
Net investment loss	(226,477)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,399,115
Net realized gain from redemptions-in-kind	4,436,435
Change in net unrealized depreciation on investments	(5,814,063)
Net realized and unrealized gain on investments	5,021,487
Net increase in net assets resulting from operations	$4,795,010

The accompanying notes are an integral part of these financial statements.

TCM Small-Mid Cap Growth

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

Net investment loss	$(226,477)	$(329,449)
Net realized gain on investments	6,399,115	13,255,401
Net realized gain from redemptions-in-kind	4,436,435	—
Change in net unrealized depreciation on investments	(5,814,063)	(7,104,519)

Net increase in net assets resulting from operations	4,795,010	5,821,433

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(11,577,383)	(14,867,825)
Total distributions to shareholders	(11,577,383)	(14,867,825)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in
outstanding shares(1)	(38,370,113)	(187,133)
Total decrease in net assets	(45,152,486)	(9,233,525)

NET ASSETS
Beginning of year	$47,154,392	$56,387,917
End of year	$2,001,906	$47,154,392

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Value	Shares	Value
Shares Sold	395,007	$6,675,852	292,101	$5,079,521
Shares issued in reinvested of distributions	788,279	11,564,545	948,522	14,844,369
Shares redeemed(2)	(3,860,577)	(56,610,510)	(1,010,808)	(20,111,023)
Net increase (decrease)	(2,677,291)	$(38,370,113)	229,815	$(187,133)

(2)	Net of redemption fees of $94 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

TCM Small-Mid Cap Growth

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$16.69	$21.72	$19.04	$15.42	$16.05

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(1)	(0.08)	(0.12)	(0.01)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	0.89	2.40	4.51	4.05	(0.53)
Total from investment operations	0.81	2.28	4.50	3.94	(0.63)

LESS DISTRIBUTIONS
From net investment loss(1)	—	—	(0.01)	—	—
From net realized gain	(4.00)	(7.31)	(1.81)	(0.32)	—
Total Distributions	(4.00)	(7.31)	(1.82)	(0.32)	—
Paid-in capital from redemption fees (Note 2)	— *	—	— *	— *	— *
Net asset value, end of year	$13.50	$16.69	$21.72	$19.04	$15.42
Total Return	4.33%	12.73%	26.29%	25.75%	(3.93)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$2.0	$47.2	$56.4	$268.1	$274.2
Portfolio turnover rate	147%	149%	108%	94%	114%

RATIOS OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived/recouped	1.27%	1.23%	0.97%	0.94%	0.92%
After fees waived/recouped	0.95%	0.95%	0.95%	0.95%	0.95%

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.80)%	(0.96)%	(0.09)%	(0.58)%	(0.53)%
After fees waived/recouped	(0.49)%	(0.68)%	(0.07)%	(0.59)%	(0.56)%

(1)	Calculated using average shares outstanding method.
*	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015

NOTE 1 – ORGANIZATION

The TCM Small-Mid Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Collection Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on June 29, 2007.

The Fund’s investment objective is to seek long-term capital appreciation.

Pursuant to the Supplement dated October 19, 2015 to the Prospectus and Statement of Additional Information (“SAI”) dated January 30, 2015, the Board of Trustees approved the liquidation of the Fund effective November 30, 2015.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quotedclosingbid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could

TCM SMALL-MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TCM SMALL-MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2015. See the Schedule of Investments for industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,900,504	$—	$—	$1,900,504
Exchange-Traded Funds	32,816	—	—	32,816
Short-Term Investments	105,531	—	—	105,531
Total Investments
in Securities	$2,038,851	$—	$—	$2,038,851

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.
There were no transfers made into or out of Level 1, 2, or 3 as of September 30, 2015.
B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of September 30, 2015, the Fund did not have any post-October losses or late year losses.

As of September 30, 2015, there were no Capital Loss Carryovers for the Fund.

As of September 30, 2015, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions and Investment Income. Investment securities

TCM SMALL-MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are  accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to net operating loss, Regulated Investment Company (“RIC”) wash sale

TCM SMALL-MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

adjustments, RIC adjustments and PY equalization true up.
For the year ended September 30, 2015, the following adjustments were made:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/(Loss)	Gain/(Loss)	Capital
226,477	(7,806,367)	7,579,890

I.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements  were  available to be issued. The Fund declared a distribution from net realized gains on securities payable November 11, 2015, to shareholders of record on November 10, 2015.  The distribution amount for the Fund was as follows:

Short-Term Capital Gain
$48,287 ($0.39 per share)

Long-Term Capital Gain
$169,512 ($1.35 per share)

As disclosed in Note 1, the Fund will close on November 30, 2015.
J.
Recent Accounting Pronouncement. In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.

TCM SMALL-MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. For the year ended September 30, 2015, the Fund incurred $370,699 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses  to 0.95% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. For the year ended September 30, 2015, the Advisor waived $146,071 in fees from the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At September 30, 2015, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $317,455. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
September 30, 2016	$36,474
September 30, 2017	134,910
September 30, 2018	146,071
$317,455

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees’ review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the

TCM SMALL-MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

Fund. Fees paid by the Fund for Administration and Chief Compliance Officer Services for the year ended September 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2015, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $61,130,426 and $109,593,638, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2015.

During the year ended September 30, 2015, the Fund, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash and cash equivalents and securities eligible for investment by the Fund were transacted as consideration for Fund shares issued at a fair value of $1,793,325 and $48,079,267, respectively.

NOTE 5 – DISTRIBUTIONS TOSHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2015 and the year ended September 30, 2014 were as follows:

	September 30,	September 30,
	2015	2014
From net investment income	$5,982,587	$3,617,639
Long-term capital gain	5,594,796	11,250,186

TCM SMALL-MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

As of September 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$1,819,171
Gross tax unrealized appreciation	320,562
Gross tax unrealized depreciation	(100,882)
Net tax unrealized depreciation	219,680
Undistributed ordinary income	48,286
Undistributed long-term capital gain	164,448
Total distributable earnings	212,734
Net unrealized appreciation on
foreign currency tansactions	—
Capital loss carryover	—
Post-October capital loss	—
Post-October currency loss	—
Total accumulated gains	$432,414

(a)	At September 30, 2015, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

Bank N.A. (the “Bank”) has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary  or extraordinary purposes. During the year, the maximum line of credit for the Fund was $6 million. During the year period ended September 30, 2015, the Fund did not draw on the  line  of  credit  and  there  was  no  loan  payable  balance  for the Fund at September 30, 2015. As of September 30, 2015, the Fund was not eligible for a line of credit.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
TCM Small-Mid Cap Growth Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCM Small-Mid Cap Growth Fund, a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small-Mid Cap Growth Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 24, 2015

TCM SMALL-MID CAP GROWTH FUND

ANNUAL REPORT – Period Ended 9.30.15

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on August 17 and 18, 2015, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Tygh Capital Management, Inc. (the “Advisor”) for the TCM Small-Mid Cap Growth Fund (the “Fund”). At this meeting and at a prior meeting held on May 28 and 29, 2015, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.     The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.     The Fund’s historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. The Trustees also considered the Fund’s marginal underperformance compared to its similarly managed accounts for the one-year, three-year and five-year periods, but found the differences to be reasonable.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Fund outperformed its peer group median for the one-year, three-year and five-year periods ended March 31, 2015. The Board also considered the Fund’s marginal underperformance compared to its similarly managed accounts for the one-year, three-year and five-year  periods  ended  December 31, 2014 and considered the reasons for such differences. The Board also considered the performance of the TCM Small-Mid Cap Growth Fund against a broad-based securities market benchmark noting it outperformed for the one-year period and underperformed for the three- and five-year periods ended December 31, 2014.

3.     The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts. The Trustees found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Advisor to its similarly managed separate account clients, and to the extent fees charged to the Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Fund.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the Fund (the “Expense Cap”). The Board noted that the Fund’s advisory fee was higher than its peer group median and in line with its peer group average, and the net expense ratio was lower than its peer group median and average. The Board concluded that the fees paid to the Advisor were not unreasonable.

4.     Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.     The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the Fund’s advisory fee, was fair and reasonable. The Board therefore determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
in Fund
Complex(2)
	Positions	Term of Office		Overseen	Other Directorships
Name, Address	with	and Length of	Principal Occupation	by	Held During Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite Term;	Formerly, President,	41	Director, PNC Funds, Inc.
(born 1943)	and Trustee	Since May 1991.	Talon Industries, Inc.
c/o U.S. Bancorp Fund			(business consulting);
Services, LLC			formerly, Executive Vice
2020 E. Financial Way			President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management
(investment advisor and
manager) and formerly,
President, Value Line,
Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant;	41	The Dana Foundation;
(born 1939)		Since May 1991.	formerly, Chief		The Univ. of Virginia
c/o U.S. Bancorp Fund			Executive Officer,		Law School Foundation.
Services, LLC			Rockefeller Trust Co.,
2020 E. Financial Way			(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international
consumer products
conglomerate).

Number of
Portfolios
in Fund
Complex(2)
	Positions	Term of Office		Overseen	Other Directorships
Name, Address	with	and Length of	Principal Occupation	by	Held During Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Eric W. Falkeis	Trustee	Indefinite Term;	Chief Operating Officer,	41	Interested Trustee,
(born 1973)		Since September	Direxion Funds since		Direxion Funds, Direxion
c/o U.S. Bancorp Fund		2011.	2013; formerly, Senior		ETF Trustand Direxion
Services, LLC			Vice President and Chief		Variable Trust.
2020 E. Financial Way			Financial Officer (and
Suite 100			other positions), U.S.
Glendora, CA 91741			Bancorp Fund Services,
LLC 1997-2013.

Carl A. Froebel	Trustee	Indefinite Term;	Formerly President and	41	None.
(born 1938)		Since May 1991.	Founder, National
c/o U.S. Bancorp Fund			Investor Data Services,
Services, LLC			Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant, since July	41	Independent Trustee,
(born 1950)		Since May 1991.	2001; formerly,		The Managers Funds;
c/o U.S. Bancorp Fund			Executive Vice		Trustee, Managers AMG
Services, LLC			President, Investment		Funds, Aston Funds;
2020 E. Financial Way			Company		Advisory Board Member,
Suite 100			Administration, LLC		Sustainable Growth
Glendora, CA 91741			(mutual fund		Advisers, LP;
			administrator).		Independent Director,
Chase Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite Term;	Vice President and Legal	Not	Not
(born 1968)		Since March	Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp Fund		2013.	U.S. Bancorp Fund
Services, LLC			Services, LLC, since
2020 E. Financial Way	Secretary	Indefinite Term;	July 2007.
Suite 100		Since February
Glendora, CA 91741		2008.

Eric C. VanAndel	Treasurer	Indefinite Term;	Senior Vice President,	Not	Not
(born 1975)		Since April	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp Fund		2013.	Services, LLC, since
Services, LLC			April 2005
615 East Michigan St.
Milwaukee, WI 53202

Number of
Portfolios
in Fund
Complex(2)
	Positions	Term of Office		Overseen	Other Directorships
Name, Address	with	and Length of	Principal Occupation	by	Held During Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Donna Barrette	Chief	Indefinite Term:	Senior Vice President	Not	Not
(born 1966)	Compliance	Since July 2011.	and Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp Fund	Officer		U.S. Bancorp Fund
Services, LLC			Services, LLC since
615 East Michigan St.	Anti-Money	Indefinite Term:	August 2004.
Milwaukee, WI 53202	Laundering	Since July 2011.
Officer

	Vice	Indefinite Term:
	President	Since July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers.

TCM SMALL-MID CAP GROWTH FUND

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from the ordinary income designated as qualified dividend income was 4.71%.

Dividends received deduction for the fiscal year ended September 30, 2015 was 5.25%.

The percentage of taxable ordinary income distributions that are designated as short‐term capital gain distributions under the Internal Revenue Section 871(k)(2)(c) for the Fund was 100.00%.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Fund’s website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family

TCM SMALL-MID CAP GROWTH FUND

or household. If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com.

TCM SMALL-MID CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•   Information we receive about you on applications or other forms;
•   Information you give us verbally; and/or
•   Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholder or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from the governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policyof your financial intermediary would govern howyour non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York 10022

Custodian
U.S. Bank National Association Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

    TCM Small-Mid Cap Growth Fund
	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$19,000	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

        TCM Small-Mid Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 25, 2015

By (Signature and Title)*    /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     November 25, 2015

* Print the name and title of each signing officer under his or her signature.